Long-term Debt - Terms and Amendments (Details)	12 Months Ended
Dec. 31, 2013
Debt Instrument [Line Items]
Payment terms	The bank loans are payable in U.S. Dollars in quarterly with balloon payments due at maturity between July 2016 and July 2020.
Ocean Rig Mylos, Ocean Rig Skyros and Ocean Rig Athena
Debt Instrument [Line Items]
Covenant description	Under the above agreement, the Company could only pay dividends or make other distributions in respect of its capital stock in an amount up to 50% of its net income of each previous financial year, provided in each case that the Company maintains minimum liquidity in an aggregate amount of not less of $200,000 in cash and cash equivalents and restricted cash and maintain such level for the next 12 months following the date of the dividend payment.
All Three Term Loan Facilities
Debt Instrument [Line Items]
Payment terms	All term loan facilities bear interest at LIBOR plus a margin and are repayable in quarterly installments, beginning three months after the delivery of the first drillship. The Commercial Facilities mature five years after the first repayment date while the Eksportkreditt GIEK Facilities and Kexim Facilities mature five or eleven years after the first repayment date at the lenders option.
Agreement Amendment | Ocean Rig Mylos, Ocean Rig Skyros and Ocean Rig Athena
Debt Instrument [Line Items]
Covenant description	Under the terms of the agreement, the existing dividend restriction of up to 50% of preceding fiscal year net income amended to apply on a cumulative basis from July 1, 2013, onwards (50% of cumulative net income) and include a carve-out to pay additional dividends up to the higher of (i) $150,000 and (ii) 5% of the Company's net tangible assets. Furthermore, the minimum interest coverage ratio requirement will be 2.0 times until June 30, 2015 and the maximum leverage ratio will be 6.5 times until June 30, 2014, 6.0 times until December 31, 2014 and 5.5 times until June 30, 2015.